SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2004

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

345 Park Avenue
New York, NY 10154
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Item 7. Financial Statements and Exhibits.

(c)	Exhibit 99.1

Press Release of Bristol-Myers Squibb Company dated July 29, 2004, reporting Bristol-Myers Squibb’s financial results for the second quarter of 2004.

Exhibit 99.2

Certain supplemental information not included in the press release.

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition.

The following information is being furnished pursuant to both Item 9 and Item 12.

Incorporated by reference is a press release issued by the Registrant on July 29, 2004 regarding earnings for the second quarter of 2004, attached as Exhibit 99.1. Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99.2

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY
	By:	/s/ Sandra Leung
Sandra Leung
Dated: July 29, 2004		Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release issued July 29, 2004 regarding earnings for second quarter of 2004.
99.2	Certain supplemental information not included in the press release.